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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 13, 2007

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

                MICHIGAN                        0-452             38-1093240
      (State or other jurisdiction           (Commission        (IRS Employer
            of incorporation)                File Number)    Identification No.)

       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                       49286
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGREEMENTS OF CERTAIN OFFICERS.

     As reported in the Form 8-K we filed on August 6, 2007, our employment agreement with Edwin L. Buker, our new President and Chief Executive Officer, provided for initial grants of an option to purchase Class A shares having a Black-Scholes present value as of August 13, 2007 of $1,500,000 and restricted Class A shares with a market value of $1,500,000 based on the closing price of Class A shares on August 13, 2007. On August 7, 2007, the Governance, Compensation, and Nominating Committee of our Board of Directors approved those initial grants under our new Long-Term Incentive Equity Award Plan, effective as of August 13, 2007, subject to shareholder approval of the plan. Because the exercise price of the option and the number of shares to be covered by the option and the restricted stock grant could not be determined until after the close of trading on the Nasdaq Stock Market on August 13, 2007, the committee delegated to our Chief Financial Officer authority to make those determinations (based on computations to be performed by the committee's compensation consultant) and to execute the definitive award agreements on our behalf.

     Our Class A shares closed at $16.75 on August 13, 2007. Based on this closing price, Mr. Buker received an option to purchase 180,941 Class A shares at an exercise price of $16.75 per share and an award of 89,552 restricted Class A shares. The other terms of the option and restricted stock award are as set forth in the plan and in the forms of Award Agreement (Option) and Award Agreement (Restricted Stock) approved by the committee on August 7, copies of which are filed as exhibits to this report. We currently intend to use those same forms for any future grants of options or restricted stock under the plan.

     On August 7, 2007, the Governance, Compensation, and Nominating Committee also adopted an amended and restated version of the plan that changed it in two respects:

     - The section requiring options to have an exercise price no lower than the closing price on the grant date was amended to provide that, for purposes of applying this requirement to options granted subject to shareholder approval of the plan, the grant date will be determined without regard to the requirement for shareholder approval.

     - The specific vesting schedule for restricted stock contained in the original plan was replaced with a provision authorizing the plan administrator to determine when restricted stock will vest.

We are filing a copy of the amended and restated plan as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

Exhibit No.   Description
-----------   -----------
10.1*         Form of Award Agreement (Option) under Long-Term Incentive Equity
              Award Plan

10.2*         Form of Award Agreement (Restricted Stock) under Long-Term
              Incentive Equity Award Plan

10.3*         Tecumseh Products Company Long-Term Incentive Equity Award Plan
              (amended and restated as of August 7, 2007)

*    Management contract or compensatory plan, contract, or arrangement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: August 17, 2007                   By /S/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1*         Form of Award Agreement (Option) under Long-Term Incentive Equity
              Award Plan

10.2*         Form of Award Agreement (Restricted Stock) under Long-Term
              Incentive Equity Award Plan

10.3*         Tecumseh Products Company Long-Term Incentive Equity Award Plan
              (amended and restated as of August 7, 2007)

*    Management contract or compensatory plan, contract, or arrangement


                                       -3-